UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2015

FBEC Worldwide, Inc.
 (Exact name of registrant as specified in its charter)

307-222-6000
(Registrant's telephone number, including area code)

Wyoming	000-52297	47-3855542
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1621 Central Ave
Cheyenne, WY 82001
 (Address of principal executive offices) (Zip Code)

Frontier Beverage Company, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On May 1, 2015, the Company’s majority shareholder elected to convert 8,999 shares of Series A Preferred Stock according to the conversion formula in the Certificate of Incorporation for that class of stock. Accordingly, the Company converted the shares of Series A Preferred Stock into 53,406,528 shares of common stock of the Company.

Additionally, on May 5, 2015 the Company issued 150,000,000 shares of common stock to Robert S. Sand according to the terms of Amendment No. 1 to the Employment Agreement.

After the issuances of the common stock as described herein, the Company now has 152,244,345 shares of common stock issued and outstanding.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to Employment Agreement for Robert Sand, dated April 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of this 6th day of May, 2015.

 FBEC WORLDWIDE, INC.

/s/ Robert S. Sand

__________________
Robert Sand, Chairman and Chief Executive Officer